DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE INSTRUMENTS	DERIVATIVE INSTRUMENTS
The Company's risk management strategy includes the use of derivative financial instruments to reduce the volatility of earnings and cash flows associated with changes in foreign currency exchange rates.
ASC 815, "Derivatives and Hedging" ("ASC 815"), requires the Company to recognize all of its derivative instruments as either assets or liabilities on the balance sheet at fair value. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, an entity must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation.
Gains and losses on derivatives instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that are attributable to a particular risk), are recorded in accumulated other comprehensive income (loss) and reclassified into the statement of income in the same accounting period in which the designated forecasted transaction or hedged item affects earnings.
The Company entered into forward contracts to hedge a portion of anticipated New Israeli Shekel ("NIS"), Indian Rupee ("INR"), Philippine Peso ("PHP") and Colombian Peso ("COP") payroll and benefit payments. These derivative instruments are designated as cash flow hedges, as defined by ASC 815 and accordingly are measured at fair value. These transactions are effective and, as a result, gain or loss on the derivative instruments are reported as a component of accumulated other comprehensive income (loss) and reclassified as payroll expenses, respectively, at the time that the hedged income/expense is recorded.

	Notional amount		Fair value (Level 2 within the fair value hierarchy)
	December 31,		December 31,
	2025	2024	2025	2024
Forward contracts
expenses NIS	133,851	122,401	10,153	4,047
expenses INR	65,174	68,504	(1,138)	(1,329)
expenses PHP	12,932	12,697	(215)	(341)
expenses COP	6,432	7,526	337	(428)
	$218,389	$211,128	$9,137	$1,949

The Company currently hedges its exposure to the variability in future cash flows, generally for a maximum period of one year. As of December 31, 2025, the Company expects to reclassify all of its unrealized gains and losses from accumulated other comprehensive income to earnings during the next twelve months.
The fair value of the Company's outstanding derivative instruments at December 31, 2025 and 2024 is summarized below:

		Fair value of derivative instruments
		December 31,
	Balance sheet line item	2025	2024
Derivative assets:
Foreign exchange forward contracts	Prepaid expenses and other current assets	$10,490	$4,047
Derivative liabilities:
Foreign exchange forward contracts	Accrued expenses and other liabilities	$(1,353)	$(2,098)
The effect of derivative instruments in cash flow hedging relationship on income and other comprehensive income for the years ended December 31, 2025, 2024 and 2023 is summarized below:

	Amount of gain (loss) recognized in other comprehensive income on derivative, net of tax
	Year Ended December 31,
	2025	2024	2023
Derivatives in foreign exchange cash flow hedging relationships:
Forward contracts	$16,844	$(3,621)	$(5,300)
	$16,844	$(3,621)	$(5,300)
Derivatives in foreign exchange cash flow hedging relationships for the years ended December 31, 2025, 2024 and 2023 is summarized below:

		Amount of gain (loss) reclassified from other comprehensive income into income (expenses), net of tax
		Year Ended December 31,
	Statements of income line item	2025	2024	2023
Forward contracts to hedge payroll	Cost of revenues, operating expenses	(10,088)	4,520	13,335
		$(10,088)	$4,520	$13,335